Exhibit 10.6

THIS TRUST AGREEMENT, dated as of December 19, 2006 (this “Agreement”) among New Century Mortgage Corporation, as administrator (the “Administrator”), Home123 Corporation as depositor (the “Depositor”) and Christiana Bank & Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee (the “Owner Trustee”).

PRELIMINARY STATEMENT

WHEREAS, the Trust was formed pursuant to a Trust Agreement, dated as of December 12, 2006, and amended thereafter as of the Closing date, between the Depositor and the Owner Trustee;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

“Bankruptcy Action” shall have the meaning assigned to such term in Section 4.1.

“Benefit Plan Investor” shall have the meaning assigned to such term in Section 3.13.

“Certificate of Trust” shall mean the Certificate of Trust in the form of Exhibit A filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Act.

“Expenses” shall have the meaning assigned to such term in Section 8.2.

“Non-U.S. Person” shall mean any Person other than (i) a citizen or resident of the United States, (ii) an entity treated for United States federal income tax purposes as a corporation or partnership created or organized in or under the laws of the United States or any state thereof, including the District of Columbia, (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income, (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust, or (v) certain trusts in existence on August 20, 1996 and treated as United States persons on such date that elect to continue to be so treated.

“Owner Trust Estate” includes the following: (i) the Mortgage Loans, (ii) the rights of the Trust under the Interest Rate Swaps and the other Program Documents, (iii) the Reserve Fund, (iv) any cash and other investments held in the Collection Account, the Allocated Expenses Account, the Collateral Account and the other accounts maintained pursuant to the Mortgage Loan Purchase and Servicing Agreement, the Security Agreement, the Depositary Agreement and the Indenture, (v) certain rights under the Mortgage Loan Purchase and Servicing Agreement, including the right to resell Mortgage Loans to the Sellers under the circumstances described therein, (vi) servicing rights to the Mortgage Loans and (vii) any and all proceeds of the foregoing.

“Ownership Interest” shall have the meaning specified in Section 3.2.

“Prospective Transferor” shall mean any prospective purchaser or prospective transferee of the Ownership Interest.

“Record Date” shall mean with respect to any Payment Date, the Business Day immediately prior to such day.

“Register” shall mean a register kept by the Registrar in which, subject to such reasonable regulations as it may prescribe, the Registrar shall provide for the registration of the Ownership Interest and the registration of transfers of the Ownership Interest. The location of the Registrar shall be the same as that of the Corporate Trust Office of the Owner Trustee.

“Registrar” shall mean the Owner Trustee as Registrar hereunder.

“Secretary of State” shall mean the Secretary of State of the State of Delaware.

“Statutory Trust Act” shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq., as the same may be amended from time to time.

“Transferor” shall mean initially, Home123 Corporation, as the owner of the Ownership Interest.

“Treasury Regulations” shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

“Trust” shall mean St. Andrew Funding Trust, the Delaware statutory trust governed pursuant to this Agreement.

“Trust Funds” shall mean amounts allocable to the Issuer pursuant to the terms of the Security Agreement.

Other Definitional Provisions. (a) Capitalized terms used but not defined herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached to the Security Agreement, dated as of the date hereof, between the Trust and Deutsche Bank Trust Company Americas, as collateral agent, as Schedule I (the “Definitions List”), as such Definitions List may be amended or modified from time to time.

(b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(d) The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

ORGANIZATION

Section 2.1 Name. The Trust created hereby shall be known as “St. Andrew Funding Trust,” in which name the Owner Trustee may conduct the business of the Trust and make and execute contracts and other instruments on behalf of the Trust and the Trust may sue and be sued.

Section 2.2 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Transferor and the Indenture Trustee.

Section 2.3 Purposes and Powers. (a) The purpose of the Trust is to engage in the activities set forth in the Program Documents and any other documents or instruments related thereto and any activities within the scope of Section 2.3(b) of this Agreement.

(b) Subject to the limitations contained in this Agreement, the Trust shall have all of the powers that may be possessed or exercised by a statutory trust organized under the Statutory Trust Act and shall have the power and authority to take all actions deemed necessary, appropriate or advisable by the Administrator in furtherance of the Trust’s purpose. Subject to the limitations contained in this Agreement, the Trust shall have the power and authority to take any and all actions necessary or desirable to engage in the following activities:

(i) to acquire Mortgage Loans and other rights with respect to such Mortgage Loans as contemplated by the Program Documents;

(ii) to arrange for the sale or other disposition of, and to sell or otherwise dispose of, Mortgage Loans to purchasers, as contemplated by the Program Documents;

(iii) to issue and sell notes, as contemplated by the Program Documents, in each case the payments of which shall be used to purchase Mortgage Loans or to pay Obligations or to make any other payments contemplated by the Program Documents or any other document or instruments related thereto;

(iv) to pay the organizational, start-up and routine transactional expenses of the Trust;

(v) to make payments in respect of distributions, interest, principal, and premium (if applicable) on notes and securities from the proceeds of Mortgage Loans and the other Owner Trust Estate assets and amounts received pursuant to the Interest Rate Swaps and to make and receive payments in connection with the Interest Rate Swaps and other hedge instruments, as contemplated by the Program Documents;

(vi) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate to the Collateral Agent pursuant to the Security Agreement;

(vii) to enter into and perform its obligations under this Agreement, the Program Documents or any other document or instrument related thereto;

(viii) to accept capital contributions from the Sellers, as contemplated by the Program Documents;

(ix) to engage in such other activities as may be required in connection with the conservation of the Owner Trust Estate and the making of payments to the Secured Parties; and

(x) to engage in any other activities which are necessary, suitable, convenient or appropriate to accomplish the foregoing or are incidental thereto or in connection therewith.

Notwithstanding any other provision of this Agreement, the Trust may execute, deliver and perform, and the Owner Trustee and the Administrator, as agent of the Trust, and any other agent of the Trust, or its designated agent may execute and deliver on behalf of the Trust, the obligations of the Trust set forth in the Program Documents or any other document or instrument contemplated by the Program Documents, and any amendments thereof, all without any further act, vote or approval of the Administrator, the Depositor or any other Person. The Owner Trustee or the Administrator, as agent of the Trust, and any other agent of the Trust, are hereby authorized to enter into the agreements described in the preceding sentence on behalf of the Trust, but such authorization should not be deemed an additional restriction on the power of the Owner Trustee or the Administrator, as agent of the Trust, and any other agent of the Trust, to enter into other agreements on behalf of the Trust (subject to the restrictions on the Trust entering into such agreements as set forth in the Program Documents). In furtherance of this purpose, the Owner Trustee and the Administrator, as agent of the Trust, and any other agent of the Trust, shall have all powers necessary, suitable, convenient or appropriate for the accomplishment of the aforesaid purpose, alone or with others, as principal or agent.

(c) Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Trust, the Trust shall not, without Rating Agency Confirmation:

(i) engage in any business or activity other than those set forth in Section 2.3(b), and other than as permitted in the Program Documents and any other document or instrument contemplated by the Program Documents;

(ii) incur any indebtedness, or assume or guaranty any indebtedness of any other Person, other than as expressly permitted in the Program Documents and any other document or instrument related thereto;

(iii) enter into any contract other than as contemplated by the Program Documents to which it is expressed to be a party; and

(iv) to the fullest extent permitted by law, dissolve, liquidate or consolidate or merge with or into any other Person or sell, lease or otherwise transfer its properties and assets substantially as an entirety to any Person, other than as permitted in the Program Documents and any other document or instrument related thereto.

(d) Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Trust, the Trust shall at all times:

(i) not commingle the Trust’s assets with those of the Transferor or any other Person (except as contemplated by the Program Documents), and not hold itself out as being liable for the debts of another;

(ii) not be named, or enter into an agreement to be named, directly or indirectly, as a direct or contingent beneficiary or loss payee on any insurance policy covering the assets of the Transferor;

(iii) maintain its books of account and payroll (if any) separate from those of any Affiliate thereof;

(iv) maintain its bank accounts separate from any other Person;

(v) use separate stationery, invoices, and checks bearing its own name;

(vi) not pledge its assets to secure the obligations of any other Person, other than as contemplated in the Program Documents;

(vii) correct any known misunderstanding regarding its separate identity and not identify itself as a department or division of any other Person; and

(viii) not form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other) or own any equity interest in any other entity.

Section 2.4 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust. Pursuant to this Agreement, the Owner Trustee shall have all the rights, powers and duties set forth herein.

Section 2.5 Capital Contribution of Owner Trust Estate. The Depositor hereby conveys, assigns, transfers and sets over to the Trust the sum of $100.00. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and such cash contribution shall be deposited into the Collection Account. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee. Pursuant to the Mortgage Loan Purchase and Servicing Agreement, the Sellers may make capital contributions to the Transferor in connection with each sale of Mortgage Loans.

Section 2.6 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Transferor, subject to the obligations of the Trust under the Program Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Act and that this Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a disregarded entity, with the assets of the Trust being treated as owned by the Transferor as the owner of the Ownership Interest. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms, if any, consistent with the characterization of the Trust as provided in the preceding sentence for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Act with respect to accomplishing the purposes of the Trust. The Owner Trustee is hereby authorized and directed to execute and file a certificate of trust with the Delaware Secretary of State in the form attached hereto as Exhibit A and file the Certificate of Conversion with the Secretary of State.

Section 2.7 Title to Trust Property. (a) Subject to the Security Agreement, legal title to all the Owner Trust Estate shall be vested at all times in the Trust except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a separate trustee or trustees, in which case title shall be deemed to be vested in a co-owner trustee and/or a separate trustee, as the case may be. Any such vesting in a co-owner trustee and/or separate trustee shall only occur and be effective (x) on not less than ten (10) days’ prior written notice to the Trust and the Administrator, and (y) the Trust having complied with its obligations under the Security Agreement to protect the Collateral Agent’s security interest in the property of the Trust.

(b) The Transferor shall not have legal title to any part of the Owner Trust Estate. No transfer by operation of law or otherwise of any interest of the Transferor shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Owner Trust Estate.

Section 2.8 Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York.

Section 2.9 Representations and Warranties of the Depositor.

The Depositor hereby represents and warrants to the Owner Trustee and the Collateral Agent that:

(a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Depositor is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it require such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor;

(b) The Depositor has the power and authority to make, execute, deliver and perform its obligations under this Agreement and to perform its obligations with respect to all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of its obligations under this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies (whether in a proceeding at law or in equity);

(c) The Depositor is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;

(d) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Depositor will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Depositor or any provision of the Certificate of Incorporation or Bylaws of the Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Depositor is a party or by which the Depositor may be bound; and

(e) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Depositor threatened, against the Depositor or any of its properties or with respect to this Agreement which in the opinion of the Depositor has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

ARTICLE III

OWNERSHIP INTEREST AND TRANSFERS OF THE OWNERSHIP INTEREST

Section 3.1 Initial Ownership. The Transferor is the sole owner of the Trust.

Section 3.2 The Ownership Interest. The Ownership Interest (as defined below) shall be uncertificated and shall represent the entire undivided beneficial ownership interest in the Owner Trust Estate, subject to the debt represented by the Notes (the “Ownership Interest”). The Ownership Interest may be assigned by the Transferor as provided in Section 3.13.

Upon completion of a transfer in accordance with the terms and conditions of this Article III, a transferee of the Ownership Interest shall become the Transferor, and shall be entitled to the rights and subject to the obligations of the Transferor hereunder, upon such transferee’s acceptance of the Ownership Interest duly registered in such transferee’s name pursuant to Section 3.4 below.

Section 3.3 [Reserved].

Section 3.4 Registration of Transfer and Exchange of Ownership Interest. The Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Register in which, subject to such reasonable regulations as it may prescribe, the Registrar shall provide for the registration of the Ownership Interest and of transfer and exchange of the Ownership Interest as herein provided. The Registrar, subject to Section 3.13 hereof, on behalf of the Trust shall note on the Register the transfer of the Ownership Interest.

Section 3.5 [Reserved].

Section 3.6 Persons Deemed Transferors. Prior to due assignment of the Ownership Interest for registration of transfer, the Depositor, the Owner Trustee and the Registrar may treat the Person in whose name the Ownership Interest shall be registered in the Register as the owner thereof for the purpose of receiving distributions pursuant to Section 5.2 hereof and for all other purposes whatsoever, and none of the Depositor, the Owner Trustee or the Registrar shall be bound by any notice to the contrary.

Section 3.7 [Reserved].

Section 3.8 Maintenance of Office or Agency. The Owner Trustee shall maintain an office or offices or agency or agencies (initially, the Corporate Trust Office of the Owner Trustee) where instructions for the transfer of the Ownership Interest may be delivered for registration of transfer or exchange pursuant to Section 3.4 and where notices and demands to or upon the Registrar in respect of the Ownership Interest and the Program Documents may be served. The Owner Trustee shall give prompt written notice to the Transferor of any change in the location of the Register or any such office or agency.

Section 3.9	[Reserved].

Section 3.10	[Reserved].

Section 3.11	[Reserved].

Section 3.12	[Reserved].

Section 3.13 Restrictions on Transfers of Ownership Interest. To the fullest extent permitted by applicable law, the Ownership Interest shall not be sold, pledged, transferred or assigned, except as provided below.

(a) The Ownership Interest may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), whether or not subject to the provisions of Title I of ERISA (including, without limitation, foreign or government plans), (ii) a plan described in Section 4975(e)(1) of the Code, or (iii) any entity, including an insurance company separate account or general account, whose underlying assets include plan assets of any of the foregoing by reason of a plan’s investment in the entity (each, a “Benefit Plan Investor”). Each prospective owner of the Ownership Interest, other than the Depositor or an affiliate of the Depositor, shall represent and warrant, in writing, to the Owner Trustee and the Registrar and any of their respective successors that:

(i) Such Person is (A) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and is aware that the seller of such Ownership Interest may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Ownership Interest for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, (B) an “accredited investor” as defined in Rule 501(a) under the Securities Act, or (C) a Person involved in the organization or operation of the Trust or an affiliate of such Person within the meaning of Rule 3a-7 of the 1940 Act, as amended (including, but not limited to, the Depositor or the Transferor).

(ii) Such Person understands that such Ownership Interest has not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller reasonably believes is (A) a “qualified institutional buyer,” (B) an “accredited investor” or (C) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in each case in a transaction meeting the requirements of Rule 144A under the Securities Act or that is otherwise exempt from registration under the Securities Act and in accordance with any applicable securities laws of any state of the United States.

(iii) Such Person shall comply with the provisions of Section 3.13(b), as applicable, relating to the ERISA restrictions with respect to the acceptance or acquisition of such Ownership Interest.

(iv) Such Person is not a “United States Person” as defined in Section 7701(a)(30) of the Code.

(b) Each Prospective Transferor, other than the initial Transferor or an affiliate of the initial Transferor, shall either:

(i) represent and warrant, in writing, to the Owner Trustee and the Registrar and any of their respective successors, in accordance with Exhibit B hereto, that the Prospective Transferor is not a Benefit Plan Investor; or

(ii) furnish to the Owner Trustee and the Registrar and any of their respective successors an Opinion of Counsel acceptable to such persons that (A) the proposed issuance or transfer of such Ownership Interest to such Prospective Transferor will not cause any assets of the Trust to be deemed “plan assets” within the meaning of 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA, and (B) the proposed holding or transfer of such Ownership Interest will not cause the Owner Trustee or the Registrar or any of their respective successors to be a fiduciary within the meaning of Section 3(21) of ERISA and will not give rise to a non-exempt prohibited transaction described in Section 406 of ERISA or Section 4975(c)(1) of the Code.

(c) Neither the Ownership Interest nor any beneficial ownership interest therein may be transferred to any Person unless Rating Agency Confirmation shall have been obtained, and any purported transfer in violation of this Section 3.13(c) shall be null and void ab initio.

(d) No pledge or transfer of the Ownership Interest shall be effective unless such pledge or transfer is (i) to a single beneficial owner and (ii) accompanied by an Opinion of Counsel satisfactory to the Owner Trustee, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Registrar or the Administrator, to the effect that such pledge or transfer will not cause the Trust to be treated for U.S. federal income tax purposes as a taxable mortgage pool, association or a publicly traded partnership taxable as a corporation or prevent the outstanding Notes from being characterized as debt for U.S. federal income tax purposes.

ARTICLE IV

ACTIONS BY OWNER TRUSTEE

Section 4.1 Prior Notice to the Transferor with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action, and none of the Transferor, the Administrator, the Indenture Trustee, the Collateral Agent, the Depositary, any Swap Counterparty or any other Person shall direct the Owner Trustee to take any action, unless (i) at least 30 days before the taking of such action, the Owner Trustee shall have notified the Transferor, the Collateral Agent, the Depositary and the Swap Counterparties in writing of the proposed action and the Transferor shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that the Transferor has withheld consent or the Transferor has provided alternative direction, and (ii) in the case of clauses (b), (c), (d), (i), (j), and (o), Rating Agency Confirmation shall have been obtained:

(a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Mortgage Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Mortgage Loans);

(b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Act);

(c) the amendment or other change to this Agreement or any Program Document in circumstances where the consent of any Noteholder is required;

(d) the amendment or other change to this Agreement or any Program Document in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Transferor;

(e) [Reserved].

(f) the consent to the calling or waiver of any default of any Program Document;

(g) the consent to the assignment by the Indenture Trustee of its obligations under any Program Document;

(h) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

(i) merge or consolidate the Trust with or into any other entity, or, except as contemplated by the Program Documents, convey or transfer all or substantially all of the Trust’s assets to any other entity;

(j) cause the Trust to incur, assume or guaranty any indebtedness other than as permitted by the Program Documents;

(k) do any act that conflicts with any other Program Document;

(l) do any act which would make it impossible to carry on the ordinary business of the Trust;

(m) confess a judgment against the Trust;

(n) possess Trust assets, or assign the Trust’s right to property, for other than a Trust purpose; or

(o) change the Trust’s purpose and powers from those set forth in this Agreement.

In addition, except as specifically contemplated by the Program Documents, the Trust shall not commingle its assets with those of any other entity or pledge its assets for the benefit of any other entity. The Trust shall maintain its financial and accounting books and records and its bank accounts separate from those of any other entity. Except as expressly set forth herein and in the Program Documents, the Trust shall pay its indebtedness, operating expenses and liabilities from its own funds, and the Trust shall not pay or guaranty the indebtedness, operating expenses and liabilities of any other Person. All transactions entered into by the Trust shall be fully documented and shall have provisions that are consistent with and otherwise shall reflect arm’s length transactions undertaken in good faith for bona fide purposes. The Trust shall maintain appropriate minutes or other records of all appropriate actions, shall hold itself out as a separate legal entity, and shall maintain its office separate from the offices of the Depositor or the Administrator, and any of their respective affiliates. This Agreement and the Program Documents shall be the only agreements among the parties hereto with respect to the creation, operation and termination of the Trust. The pricing and other material terms of all transactions and agreements to which the Trust is a party shall be intrinsically fair to all parties thereto.

The Owner Trustee shall not have the power, except upon the written direction of the Transferor and to the extent otherwise consistent with the Program Documents, to (i) institute proceedings to have the Trust declared or adjudicated a bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iii) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or any portion of the property of the Trust, (v) make any assignment for the benefit of the Trust’s creditors, (vi) cause the Trust to admit in writing its inability to pay its debts generally as they become due, or (vii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a “Bankruptcy Action”). So long as any Notes are outstanding, the Transferor shall not have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust. Nothing herein shall limit any “non-petition” covenants to any of the Program Documents, including without limitation, any covenant not to undertake any Bankruptcy Action for a period of one year and one day following payment in full of the last rated obligation of the Trust.

Section 4.2 [Reserved].

Section 4.3 Action by Transferor with Respect to Bankruptcy. To the fullest extent permitted by applicable law, the Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the prior consent and approval of (i) the Transferor, (ii) the Indenture Trustee, (iii) the Depositary, (iv) the Collateral Agent and (v) each Swap Counterparty, and the delivery to the Owner Trustee by the Transferor of a certificate certifying that such Transferor reasonably believes that the Trust is insolvent. The terms of this Section 4.3 shall survive the termination of this Agreement.

Section 4.4 Restrictions on Transferor’s Power. The Transferor shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Program Documents or would be contrary to Section 2.3 hereof, nor shall the Owner Trustee be obligated to follow any such direction, if given.

ARTICLE V

APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

Section 5.1	[Reserved].

Section 5.2	Application Of Trust Funds.

(a) All Trust Funds received by the Owner Trustee shall be immediately distributed to the Transferor.

(b) [Reserved].

Section 5.3 Method of Payment. Distributions required to be made to the Transferor on any day shall be made to the Transferor of record on the preceding Record Date.

Section 5.4 [Reserved].

Section 5.5 Accounting and Reports to the Transferor, the Internal Revenue Service and Others. The Administrator shall deliver (or cause to be delivered) to the Transferor such information, reports or statements as may be required by the Code and applicable Treasury Regulations and as may be required to enable the Transferor to prepare its respective federal and state income tax returns. Consistent with the Trust’s characterization as a disregarded entity within the meaning of Treasury regulations Section 301.7701-2(a), no U.S. federal income tax return shall be filed on behalf of the Trust unless either (a) the Trust or the Transferor shall receive an Opinion of Counsel that based on a change in applicable law occurring after the date hereof, the Code requires such a filing or (b) the Internal Revenue Service shall determine that the Trust is required to file such a return. The Administrator shall prepare or shall cause to be prepared any tax returns, if any, required to be filed by the Trust and shall remit such returns to the Transferor at least five days before such returns are due to be filed. Such returns shall be filed by, or at the direction of, the Administrator with the appropriate tax authorities. In no event shall the Transferor or the Owner Trustee be liable for any liabilities, costs or expenses of the Trust arising out of the application of any tax law, including federal, state, foreign or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith), except for any such liability, cost or expense attributable to the Transferor’s breach of its obligations under this Agreement.

Section 5.6 Signature on Returns.

Upon written instruction of the Transferor, the Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, if any, unless applicable law requires the Transferor to sign such documents, in which case such documents shall be signed by the Transferor.

ARTICLE VI

AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 6.1 General Authority. The Owner Trustee is authorized and directed to execute and deliver the Notes, to direct the Indenture Trustee or the Depositary to authenticate the Notes, up to the amounts set forth in the Program Documents, and to execute and deliver the Program Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Program Documents to which the Trust is to be a party and any other agreement or instrument described in Article II, in each case, in such form as the Transferor shall approve, as evidenced conclusively by the Owner Trustee’s execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Program Documents.

Section 6.2 General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in the interest of the Transferor, subject to the Program Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Program Documents to the extent the Administrator has agreed in the Program Documents to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Program Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Program Documents.

Section 6.3 Action upon Instruction. (a) Subject to Article IV herein and in accordance with the terms of the Program Documents, the Transferor may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust. Such direction may be exercised at any time by written instruction of the Transferor.

(b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Program Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Program Document or is otherwise contrary to law.

(c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Program Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Transferor requesting instruction from the Transferor as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Transferor received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Program Documents, as it shall deem to be in the best interest of the Transferor, and shall have no liability to any Person for such action or inaction.

(d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Program Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement provides no direction to the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Transferor requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received from the Transferor, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Program Documents, as it shall deem to be in the best interest of the Transferor, and shall have no liability to any Person for such action or inaction.

Section 6.4 No Duties Except as Specified in this Agreement, the Program Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee or the Trust is a party, except as expressly provided by the terms of this Agreement, or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Program Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at anytime or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Program Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Owner Trust Estate.

Section 6.5 No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Program Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3 above. The Owner Trustee shall not be required to take any action under this Agreement if the Owner Trustee shall reasonably determine or shall have been advised by counsel that such action is contrary to the terms of this Agreement or is otherwise contrary to law.

Section 6.6 Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 hereof or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust’s becoming taxable as a corporation for U.S. federal income tax purposes. The Transferor shall not direct the Owner Trustee to take any action that would violate the provisions of this Section 6.6.

ARTICLE VII

CONCERNING THE OWNER TRUSTEE

Section 7.1 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Program Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Program Document under any circumstances, except (i) for its own willful misconduct, bad faith or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 below expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

(b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Transferor or the Administrator;

(c) no provision of this Agreement or any Program Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Program Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Program Documents, including the principal of and interest on the Notes;

(e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or the Administrator or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Program Documents, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder, or the Transferor other than as expressly provided for herein and in the Program Documents;

(f) the Owner Trustee shall not be liable for the default or misconduct of the Indenture Trustee, the Collateral Agent, the Depositary, the Administrator or the Servicer under any of the Program Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform, or monitor the performance of, the obligations of the Trust under this Agreement or the Program Documents that are required to be performed by the Indenture Trustee, the Collateral Agent, the Depositary, the Administrator, the Servicer or any other Person;

(g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Program Document, at the request, order or direction of the Transferor, unless such Transferor has offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Program Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act;

(h) With respect to the Noteholders, the Owner Trustee undertakes to perform or observe only such of the covenants and obligations of the Owner Trustee as are expressly set forth in this Agreement, and no implied covenants or obligations with respect to the Noteholders shall be read into this Agreement or the other Program Documents against the Owner Trustee. The Owner Trustee shall not be deemed to owe any fiduciary duty to the Noteholders, and shall not be liable to any such person for the failure of the Trust to perform its obligations to such persons other than as a result of the gross negligence or willful misconduct of the Owner Trustee in the performance of its express obligations under this Agreement; and

(i) All funds deposited with the Owner Trustee hereunder may be held in a non-interest bearing trust account and the Owner Trustee shall not be liable for any interest thereon or for any loss as a result of the investment thereof at the direction of the Depositor.

Section 7.2 Furnishing of Documents. The Owner Trustee shall furnish to the Transferor promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Program Documents.

Section 7.3 Representations and Warranties.

The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Transferor, the Noteholders, the Indenture Trustee, the Collateral Agent, the Depositary and the Swap Counterparties, that:

(a) It is a state banking corporation duly formed and validly existing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

(b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf. The execution, delivery and performance by the Owner Trustee of this Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency of the State of Delaware or the United States of America governing its trust powers;

(c) None of the execution and the delivery by it of this Agreement, or the consummation by it of the transactions contemplated hereby, or compliance by it with any of the terms or provisions hereof will contravene any governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

(d) This Agreement has been duly authorized, executed and delivered by the Owner Trustee and constitutes a valid, legal and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(e) The Owner Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Owner Trustee or its properties or might have consequences that would materially adversely affect its performance hereunder; and

(f) No litigation is pending or, to the best of the Owner Trustee’s knowledge, threatened against the Owner Trustee which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

Section 7.4 Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or any assistant treasurer or other authorized officer of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Program Documents, the Owner Trustee (i) may, at the expense of the Administrator, act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may, at the expense of the Administrator, consult with counsel, accountants and other skilled persons to be selected with reasonable care. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Program Document.

Section 7.5 Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, Christiana Bank & Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Program Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

Section 7.6 Owner Trustee Not Liable for the Ownership Interest or the Mortgage Loans. The recitals contained herein and in the Ownership Interest shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Program Document or of the Ownership Interest (other than as specified in Section 7.3 hereof) or of the Notes, or of any Mortgage Loans or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage Loan, or the perfection and priority of any security interest created by any Mortgage Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to the Transferor under this Agreement or to the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any insurance thereon; the existence and contents of any Mortgage Loan on any computer or other record thereof; the validity of the assignment of any Mortgage Loan to the Trust or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan; the compliance by the Depositor or the Administrator with any warranty or representation made under any Program Document or in any related document or the accuracy of any such warranty or representation or any action of the Depositor, the Indenture Trustee, or the Administrator or any subservicer taken in the name of the Owner Trustee.

Section 7.7 Owner Trustee May Own the Ownership Interest and the Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of the Ownership Interest or the Notes and may deal with the Depositor, the Indenture Trustee, the Collateral Agent, the Depositary, the Swap Counterparties and the Servicer in banking transactions with the same rights as it would have if it were not the Owner Trustee.

Section 7.8 Licenses. The Administrator shall cause the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Program Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

Section 7.9 Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, the Owner Trustee (in its individual and trust capacities) shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 10.5 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by the Owner Trustee (in its individual capacity); or (iii) subject the Owner Trustee (in its individual capacity) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee (in its individual and trust capacities) contemplated hereby.

ARTICLE VIII

COMPENSATION OF OWNER TRUSTEE

Section 8.1 Owner Trustee’s Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Owner Trustee, and the Owner Trustee shall be reimbursed by the Trust for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder or under the Program Documents.

Section 8.2 Indemnification. The Depositor shall be liable as primary obligor for, and shall indemnify the Owner Trustee (in its individual and trust capacities) and its officers, directors, successors, assigns, agents and servants (collectively, the “Indemnified Parties”) from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”) which may at any time be imposed on, incurred by, or asserted against the Owner Trustee (in its individual and trust capacities) or any Indemnified Party in any way relating to or arising out of this Agreement, the Program Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except that the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.1 hereof. The indemnities contained in this Section 8.2 and the rights under Section 8.1 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 8.2, the Owner Trustee’s choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld. Nothing herein shall constitute an indemnity by the Depositor for the benefit of the Owner Trustee in relation to any purchase or holding of any Notes by the Owner Trustee in its individual capacity.

Section 8.3 Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

Section 8.4 Non-Recourse Obligations. Notwithstanding anything in this Agreement or any Program Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust shall be recourse to the Trust only and specifically shall not be recourse to the assets of the Transferor.

ARTICLE IX

TERMINATION OF AGREEMENT

Section 9.1 Termination of Agreement. (a) This Agreement (other than Article VIII) shall terminate and the Trust shall dissolve and terminate pursuant to the Statutory Trust Act and be of no further force or effect upon the final payment or other liquidation of the last Mortgage Loan remaining in the Trust and the termination of all other Program Documents. The bankruptcy, liquidation, dissolution, death or incapacity of the Transferor shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Transferor’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b) [Reserved].

(c) Except as provided in Sections 9.1(a) and (b) above, neither the Depositor nor the Transferor shall be entitled to revoke or terminate the Trust.

(d) If any Ownership Interest is in certificated form, notice of any termination of the Trust, specifying the Payment Date upon which the Transferor shall surrender its Ownership Interest to the Owner Trustee for payment of the final distributions and cancellation, shall be given by the Registrar to the Transferor and the Rating Agencies mailed within five Business Days of receipt by the Registrar of notice of such termination pursuant to (a) above, which notice given by the Registrar shall state (i) the Payment Date upon or with respect to which final payment shall be made upon presentation and surrender of the Ownership Interest at the office of the Owner Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon submission of a claim for and acknowledgment of final distribution under the Ownership Interest at the office of the Owner Trustee therein specified. The Registrar shall give such notice to the Owner Trustee at the time such notice is given to the Transferor. Upon presentation of such submission of a claim for and acknowledgment of final distribution under the Ownership Interest, the Owner Trustee shall cause to be distributed to the Transferor all Trust Funds available for distribution to the Transferor on such Payment Date.

In the event that the Transferor shall not have submitted a claim for and acknowledgment of final distribution under the Ownership Interest for cancellation within six months after the date specified in the above mentioned written notice, the Registrar shall give a second written notice to the Transferor with respect thereto. Within one year after such second notice, the Registrar may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Transferor concerning the final distribution, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement.

(e) Upon the winding up of the Trust and its termination in accordance with the Statutory Trust Act, the Owner Trustee at the expense of the Administrator and upon the written direction of the Transferor, shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the Statutory Trust Act.

ARTICLE X

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 10.1 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation or national banking association satisfying the provisions of Section 3807(a) of the Statutory Trust Act; authorized to exercise corporate powers; having a combined capital and surplus of at least $10,000,000 and subject to supervision or examination by Federal or state authorities. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

Section 10.2 Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Trust, the Indenture Trustee, the Collateral Agent, the Depositary, the Swap Counterparties, the Transferor and the Rating Agencies. Upon receiving such notice of resignation, the Transferor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 above and shall fail to resign after written request therefor by the Transferor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor may remove the Owner Trustee. If the Transferor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Transferor shall (i) promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and (ii) arrange for the payment of all fees owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 10.2 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. If the Indenture Trustee is notified by (i) the outgoing Owner Trustee of its resignation and such Owner Trustee fails to make the notification to the Rating Agencies required by this Section 10.2, or (ii) the Transferor of the removal of the Owner Trustee, the Indenture Trustee shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

Section 10.3 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Indenture Trustee and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section 10.3 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1 above.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 10.3, the successor Owner Trustee shall mail notice of its succession to the former Owner Trustee to the Transferor, the Noteholders and the Rating Agencies. If the successor Owner Trustee fails to mail such notice within 10 days after its acceptance of appointment, the Indenture Trustee shall cause such notice to be mailed.

Any successor Owner Trustee shall promptly file a certificate of amendment identifying the name and principal place of business of the Owner Trustee in the State of Delaware.

Section 10.4 Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee, as the case may be, hereunder, provided such corporation shall be eligible pursuant to Section 10.1 above, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that, the Owner Trustee shall mail notice of such merger or consolidation to the Depositor, the Administrator and the Rating Agencies.

Section 10.5 Appointment of Co-Owner Trustee or Separate Owner Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-owner trustee, jointly with the Owner Trustee, or separate owner trustee or separate owner trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable; provided, however, no such action may be taken unless the Owner Trustee shall have provided the Servicer with prior written notice of such appointment and the Servicer shall have made all filings in all relevant jurisdictions under the UCC and other applicable laws as are necessary to continue and maintain the first priority perfected ownership or security interest of the Collateral Agent in the property constituting the Owner Trust Estate. No co-owner trustee or separate trustee under this Section 10.5 shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.1 above and no notice of the appointment of any co-owner trustee or separate trustee shall be required pursuant to Section 10.3 above.

Each separate trustee and co-owner trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate owner trustee or co-owner trustee jointly (it being understood that such separate owner trustee or co-owner trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-owner trustee but solely at the direction of the Owner Trustee;

(ii) no owner trustee under this Agreement shall be personally liable by reason of any act or omission of any other owner trustee under this Agreement; and

(iii) the Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-owner trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate trustees and co-owner trustees, as if given to each of them. Every instrument appointing any separate owner trustee or co-owner trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article X. Each separate trustee and co-owner trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

Any separate trustee or co-owner trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any owner trustee or co-owner trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Supplements and Amendments. This Agreement may only be amended with the written consent of the parties hereto and each of the Swap Counterparties (such consent not to be unreasonably withheld); provided, however, Rating Agency Confirmation with respect to such action is received. The Owner Trustee shall not be obligated to sign any such agreements, instruments, consents and other documents if the rights, duties, liabilities or immunities of the Owner Trustee shall be materially adversely affected thereby. The costs and expenses associated with any such amendment shall be borne by the party requesting the amendment.

Promptly after the execution of any such amendment, the Owner Trustee shall furnish written notification of the substance of such amendment to the Indenture Trustee, the Collateral Agent, the Depositary, the Swap Counterparties and each of the Rating Agencies.

The manner of obtaining such consents (and any other consents of the Transferor provided for in this Agreement or in any other Program Document) and of evidencing the authorization of the execution thereof by the Transferor, the Administrator and the Swap Counterparties shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to such execution and delivery have been satisfied.

Section 11.2 No Legal Title to Owner Trust Estate in Transferor. The Transferor shall not have legal title to any part of the Owner Trust Estate. The Transferor shall be entitled to receive distributions with respect to its undivided ownership interest therein only in accordance with Articles V and IX herein. No transfer, by operation of law or otherwise, of any right, title, or interest of the Transferor to and in its Ownership Interest shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

Section 11.3 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Administrator, the Trust, the Transferor and, to the extent expressly provided herein, the Indenture Trustee, the Collateral Agent, the Depositary, each Swap Counterparty and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 11.4 Notices. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing (including by electronic or facsimile transmission) and shall be sent by prepaid first class mail, personally delivered or sent by guaranteed overnight delivery or by electronic or facsimile transmission (to be followed by prepaid first class mail, personal or guaranteed overnight delivery) and shall be deemed to be given for purposes of this Agreement on the date that such writing is received by the intended recipient thereof in accordance with the provisions of this Section 11.4. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 11.4, notices, demands, instructions and other communications in writing shall be given to or made upon the parties at their respective addresses (or to their respective facsimile numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below: (i) if to the Owner Trustee, its Corporate Trust Office, (ii) if to the Administrator, New Century Mortgage Corporation, 18400 Von Karman, Suite 1000, Irvine, California 92616, Attention: Kevin Cloyd, Telephone (949) 862-7941, Facsimile (949) 440-7033; (iii) if to the Depositor, Home123 Corporation, 13100 Northwest Freeway, Suite 200, Houston, TX, 77040, Attention: Randy Stewart, Telephone (281) 205-2228; (iv) if to the Indenture Trustee, its Corporate Trust Office, (v) if to the Collateral Agent, its Corporate Trust Office, (vi) if to the Depositary, 60 Wall Street, MS NYC60-2612, New York, NY 10005, Attention: Commercial Paper Group, and (vii) if to the Swap Counterparties, to their respective addresses as set forth in the Interest Rate Swaps; or, as to each such party, at such other address as shall be designated by such party in a written notice to each other party.

Section 11.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.6 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 11.7 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of the Owner Trustee and its successors and the Transferor and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Transferor shall bind the successors and assigns of the Transferor.

Section 11.8 No Petition. The Owner Trustee, by entering into this Agreement, the Transferor, by accepting the Ownership Interest, and the Indenture Trustee, the Collateral Agent, the Depositary, each Swap Counterparty and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not, prior to the date which is one year and one day (or if longer, the applicable preference period then in effect) after the payment in full of the Notes or rated obligations of the Trust, institute against the Transferor or the Trust, or join in any institution against the Transferor or the Trust, of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or law in connection with any obligations relating to the Ownership Interest and the Notes, this Agreement or any of the Program Documents. This Section 11.8 shall survive termination of this Agreement.

Section 11.9 [Reserved].

Section 11.10 No Recourse. The Transferor by accepting the Ownership Interest acknowledges that the Transferor’s Ownership Interest represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Administrator, the Owner Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Ownership Interest or the Program Documents.

Section 11.11 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.12 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.13 Inconsistencies with Mortgage Loan Purchase and Servicing Agreement. In the event certain provisions of this Agreement conflict with the provisions of the Mortgage Loan Purchase and Servicing Agreement, the parties hereto agree that the provisions of the Mortgage Loan Purchase and Servicing Agreement shall be controlling (other than the provisions governing the internal affairs of the Trust, which shall be governed by Delaware law).

Section 11.14 Third Party Beneficiary. The parties hereto acknowledge that each of the Indenture Trustee and the Swap Counterparties is an express third party beneficiary hereof entitled to enforce the provisions hereof as if it was actually a party hereto. Nothing in this Section 11.14 however shall be construed to mitigate in any way, the fiduciary responsibilities of the Owner Trustee to the holder of the Ownership Interest.

Section 11.15 Administrator. (a) The Administrator is authorized to prepare, or to cause to be prepared, execute and deliver on behalf of the Trust as agent for the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust, or the Owner Trustee to prepare, file or deliver pursuant to the Program Documents. Upon written request, the Owner Trustee shall execute and deliver to the Administrator a limited power of attorney appointing the Administrator the Trust’s agent and attorney-in-fact to prepare, or to cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions.

(b) Except as otherwise provided in this Agreement, the management of the Trust is fully vested in the Administrator and the Administrator shall have full power and authority to manage the business and affairs of the Trust in accordance with this Agreement and the Program Documents and any other document or instrument related thereto. The Administrator agrees to carry out and perform, as agent on behalf of the Trust, the daily business activities of the Trust. In so doing, the Administrator will at all times, in dealing with third parties or the public at large, make it known that it is acting on behalf of the Trust and the duties of the Trust and the Owner Trustee under the Program Documents and not for its own account. All services to be furnished by the Administrator may be furnished by an officer or employee of the Administrator or any other Person or agent designated or retained by it. It shall be the duty of the Administrator to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement, the Program Documents and any other document or instrument related thereto and to administer the Trust in the interest of the Transferor, subject to and in accordance with the provisions of this Agreement, the Program Documents and any other document or instrument related thereto.

(c) In exercising its rights and performing its duties under this Agreement, the Administrator shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware. No resignation or removal of the Administrator, and no appointment of a successor Administrator, shall be effective until the successor Administrator shall have accepted his or her appointment by a written instrument, which may be a counterpart signature page to this Agreement.

(d) The Administrator or its designated agent shall not take any action (a) that is inconsistent with the purposes, powers or limitations of the Trust as set forth in Sections 2.3(b) or 2.3(c), or (b) that, to the actual knowledge of a responsible officer of the Administrator or its designated agent, would (i) affect the treatment of the Notes as indebtedness for federal income or applicable state or local income or franchise tax purposes, (ii) be deemed to cause a taxable exchange of Notes for federal income or applicable state or local income or franchise tax purposes, (iii) cause the Trust or any portion thereof to be treated as a taxable mortgage pool or an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes or cause the Trust to incur income tax liability, or (iv) violate any provision of the Statutory Trust Act.

(e) The Transferor may remove the Administrator for failure to comply with the responsibilities of the Administrator set forth in this Agreement, the Program Documents and any other document or instrument related thereto if such failure to discharge (or cause to be discharged) its responsibilities pursuant to the terms of this Agreement, the Program Documents and any other document or instrument related thereto has a material adverse effect on the financial or operating condition of the Trust; provided, however, that the Transferor may not remove the Administrator without obtaining a successor Administrator with respect to which Rating Agency Confirmation has been obtained.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

CHRISTIANA BANK & TRUST COMPANY, as Owner Trustee

By: /s/ James M. Young
Name: James M. Young
Title: Vice President

NEW CENTURY MORTGAGE CORPORATION, as Administrator

By: /s/ Warren Licata
Name: Warren Licata
Title: Senior Vice Presiden